Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN  WITNESS WHEREOF, the undersigned hereunto sets his hand this   /s/
                                                                           -----
29th day  of  March,  2007.
----


  /s/   Timothy Kasmoch
-----------------------
Signature

Timothy Kasmoch
---------------
printed name

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN  WITNESS WHEREOF, the undersigned hereunto sets his hand this   /s/
                                                                           -----
29th day  of  March,  2007.
----


  /s/   Carl Richard
--------------------
Signature

Carl Richard
------------
printed name

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN  WITNESS WHEREOF, the undersigned hereunto sets his hand this   /s/
                                                                           -----
29th day  of  March,  2007.
----


  /s/   Joseph Scheib
---------------------
Signature

Joseph Scheib
-------------
printed name

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/2nd day of April, 2007.
    --


  /s/   James H. Hartung
------------------------
Signature

James H. Hartung
----------------
printed name

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN  WITNESS WHEREOF, the undersigned hereunto sets his hand this   /s/
                                                                           -----
30th day  of  March,  2007.
----


  /s/   Mark Hagans
-------------------
Signature

Mark Hagans
-----------
printed name

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/ 31st day of March, 2007.
------


  /s/   R. Francis DiPrete
--------------------------
Signature

R. Francis DiPrete
------------------
printed name

                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-KSB ("Form 10-K") for the year ended December 31, 2006 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-KSB and any and all amendments thereto, and to file such Form 10-KSB and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this /s/29th day of March, 2007.
    ---


  /s/   Thomas L. Kovacik
-------------------------
Signature

Thomas L. Kovacik
-----------------
printed name